                                                                    EXHIBIT 10.6


                    AMENDMENT NO. 1 TO VOTING TRUST AGREEMENT


     THIS Amendment No. 1 (this "Amendment"), dated July 25, 2002, to the VOTING TRUST AGREEMENT (the "Agreement") made the 17th day of December 1999, by and among Allied Healthcare Group Limited (formerly known as Transworld Holdings
(UK) Limited), a company incorporated in England and Wales with registered number 3370146 ("UK Parent"), Transworld Healthcare (UK) Limited, a company incorporated in England and Wales with registered number 3370146 ("TW UK"), Transworld Healthcare, Inc., a New York corporation, Triumph Partners III, L.P., a Delaware limited partnership ("Triumph"), and Richard Green (hereinafter sometimes referred to, together with his successor in trust, as the "Trustee"). UK Parent and Allied Healthcare International Inc. (f/k/a Transworld Healthcare, Inc.) ("US Parent") are hereinafter referred to together as the "Initial Shareholders." US Parent, UK Parent and TW UK are hereinafter referred to collectively as the "Corporate Group."


                               W I T N E S S E T H
                               - - - - - - - - - -


     WHEREAS, on December 17, 1999, the parties entered into the Agreement to provide a mechanism for exercising the voting rights attributable to the outstanding ordinary shares of TW UK and UK Parent owned by the Initial Shareholders so as to give effect to the commercial understanding between the Purchasers (as defined in that certain Securities Purchase Agreement (the "Purchase Agreement"), dated as of December 17, 1999, as amended, among UK Parent, TW UK, the Purchasers and US Parent), on the one hand, and the Initial Shareholders, on the other hand, with respect to the exercise of control over the business and policies of TW UK and UK Parent and other matters of corporate governance as between majority and minority shareholders;

     WHEREAS, as of the date hereof, US Parent has approved the reorganization of the Corporate Group, pursuant to which TW UK shall become a wholly-owned subsidiary of UK Parent, which is and shall remain a wholly-owned subsidiary of US Parent (the "Reorganization") in accordance with that certain Master Reorganization Agreement, dated as of April 24, 2002, by and among the Corporate Group and the Investors named therein (as subsequently amended, the "Reorganization Agreement"); and

     WHEREAS, in connection with the Reorganization, Triumph shall acquire shares of US Parent Preferred Stock and it is the intention of the parties that for so long as such Preferred Stock (or any US Parent Common Stock issuable upon conversion thereof) remains outstanding, Triumph is to be afforded certain amended voting rights as fully described herein.

     NOW, THEREFORE, in consideration of the mutual covenants herein contained and for other good, valuable and sufficient consideration, the receipt of which is hereby acknowledged, the parties hereto promise, covenant, undertake and agree as follows:

     1. Definitions. Capitalized terms used in the Agreement and not otherwise defined shall have the meanings ascribed thereto in Article FIFTH of the Certificate of Amendment of the Certificate of Incorporation of Allied Healthcare International Inc. dated June 26, 2002 (the "Preferred Stock Certificate"), rather than the Purchase Agreement.

     2. Transfer of Securities. Effective hereby, the following shall be substituted in its entirety for clause (iii) of the second paragraph of Section 3 of the Agreement: Intentionally Omitted.

     3. Withdrawal of Shares from Voting Trust.

          (a) Effective hereby, the following shall be substituted in its entirety for paragraph (a) of Section 4 of the Agreement:

               "at any time after the fifteenth anniversary of the date hereof, provided that all obligations of US Parent, UK Parent and TW UK arising from (i) a conversion of the Series A Preferred Stock, (ii) the exercise of the Holders' Redemption with respect to the Series A Preferred Stock, (iii) the Mirror Preferred Stock, (iv) the Mirror Notes or (v) the Mirror PIK Notes, shall have been duly and fully satisfied."

          (b) Effective hereby, the following shall be substituted in its entirety for paragraph (b) of Section 4 of the Agreement: Intentionally Omitted.

     4. Rights, Powers and Duties of the Trustee; Obligations of Initial Shareholders. Effective hereby, the following shall be substituted in its entirety for paragraph (f) of Section 5 of the Agreement:

          "Subject to the requirements of Applicable Law, each of the Initial Shareholders shall instruct the Trustee to vote their Shares (whether at a general or extraordinary meeting of shareholders or by consent in lieu of a meeting of shareholders) and where appropriate to give effect to such matters, shall convene any necessary shareholders meeting for the purpose of passing (and, unless pursuant to an amending resolution required for the purpose of authorizing and giving effect to the Holders' Redemption of Series A Preferred Stock pursuant to the Preferred Stock Certificate and
     Article VIII of the Purchase Agreement, not revoking) such resolutions as may be required by Applicable Law to approve or authorize any purchase of securities pursuant to Article VIII of the Purchase Agreement, including without limitation, any special resolutions required under Sections 165 and/or 171 of the Companies Act 1985."

     5. Voting by the Trustee.

          (a) Effective hereby, the following shall be substituted in its entirety for paragraph (a)(iii) of Section 6 of the Agreement:
     Intentionally Omitted.

          (b) Effective hereby, the following shall be substituted in its entirety for paragraph (a)(vi) of Section 6 of the Agreement:

          (vi) If a Put Breach shall have occurred and be continuing, the Trustee (A) shall vote, sell and transfer the Shares strictly in accordance with the instructions of Triumph without any requirement as to action by the Board of Directors of UK Parent or TW UK and (B) shall execute and deliver as the registered holder of the Shares such agreements, documents or instruments as may be reasonably required by Triumph to carry out the same consistently with the Purchase Agreement and the TW UK Charter. The Trustee shall be required to accept as evidence of the occurrence of a Put Breach and of the instructions of Triumph a letter or notice duly signed by an authorized representative of Triumph stating that a Put Breach has occurred and setting forth any other actions to which such instructions shall apply. The Trustee shall not be allowed or bound to call for further evidence nor to verify the accuracy of the contents of such letter or notice nor be responsible for any losses, liabilities, costs, damages, actions, demand or expenses or for any breach of any of the provisions of this Agreement that may be occasioned by accepting, acting or relying on such letter or notice.

          If US Parent disputes the determination of Triumph that a Put Breach has occurred, it shall have the right to take such action as it may determine, including seeking injunctive relief, instituting an action for damages or an appropriate judicial declaration. Pending resolution of any dispute or legal proceeding initiated by US Parent, the Trustee shall be required to act in accordance with the instructions of Triumph except in the case that an injunction to the contrary is issued by a court of competent jurisdiction. Triumph shall respond promptly to any request by US Parent for a statement of the grounds upon which Triumph based its determination that a Put Breach has occurred and shall afford US Parent an opportunity to address Triumph and illustrate any obligations or other matters relevant to such determination.

          (c) Effective hereby, the following shall be substituted in its entirety for paragraph (a)(vii) of Section 6 of the Agreement:

          (vii) If any resolutions are required to be passed by the shareholders to approve or authorize any purchase of Securities pursuant to Article VIII of the Purchase Agreement, including, without limitation, any special resolutions required under Sections 164, 165 and/or 171 of the Companies Act 1985 (whether out of distributable profits or out of the proceeds of any new issuance of shares or otherwise), then, subject to the requirements of Applicable Laws, the Trustee shall vote the Shares strictly in accordance with the instructions of Triumph. The Trustee shall be required to accept as evidence of the instructions of Triumph a letter or notice duly signed by an authorized representative of Triumph stating that a resolution is required and setting forth any other actions to which such instructions shall apply. The Trustee shall not be allowed or bound to call for further evidence nor to verify the accuracy of the contents of such letter or notice nor be responsible for any losses, liabilities, costs, damages, actions, demand or expenses or for any breach of any of the provisions of this Agreement that may be occasioned by accepting, acting or relying on such letter or notice.

          (d) Effective hereby, the following shall be substituted in its entirety for the definition of "Put Breach" in paragraph (b) of Section 6 the Agreement:

          "Put Breach" means, with respect to any of (i) a Holders' Redemption of Series A Preferred Stock , (ii) a redemption or repayment of Mirror Preferred Stock or (iii) a redemption or repayment of Mirror Notes and/or Mirror PIK Notes (each a "Put"), the failure of US Parent, UK Parent and/or TW UK to fulfill their respective obligations in all material respects in the manner and at the time provided in the Preferred Stock Certificate, the charter of UK Parent (including the terms of the Mirror Preferred Stock) or the Purchase Agreement, provided that a failure by UK Parent so to fulfill its obligations shall not be deemed to be a Put Breach unless TW UK shall also have failed to fulfill its obligations on the corresponding Put.

          (e) Effective hereby, the following shall be substituted in its entirety for clause (iv) of paragraph (c) of Section 6 of the Agreement:

          "(iv) Up to four additional persons who (except as provided below) are neither partners, directors, agents, Affiliates, officers or employees of any of US Parent, Triumph or their Affiliates, nor officers or employees of UK Parent or TW UK or any of its Subsidiaries (the "Independent Directors"), who will be nominated with the affirmative vote of a majority of the directors then in office following the nomination procedure set forth below; provided, however, that "independent" directors of US Parent who are neither officers or employees of US Parent, UK Parent or TW UK nor Affiliates of Hyperion Partners II, L.P., Hyperion TW Fund, L.P., Hyperion TWH Fund LLC, Hyperion TWH Fund II LLC or Triumph will be eligible to be nominated as Independent Directors pursuant to this Section 6(c);"

          (f) Effective hereby, the following shall be added as clause (v) of paragraph (c) of Section 6 of the Agreement:

          "(v) the chief operating officer of TW UK (the "TW UK Director" and, also a "Management Director"), provided that the initial TW UK Director shall be Sarah Eames;

          (g) Effective hereby, the following shall be substituted in its entirety for the second subparagraph of paragraph (c) of Section 6 of the
     Agreement:

          "If at any time, (i) any of Triumph or the registered holders of the Voting Trust Certificates shall notify the Trustee and the other parties hereto of its desire to remove, with or without cause (as defined below), any director of TW UK or UK Parent previously designated by it pursuant to this Section 6(c), (ii) either Management Director ceases to be employed as the chief executive officer or the chief operating officer, as the case may be, of TW UK, or (iii) the directors (other than the director who is proposed to be removed) then in office unanimously agree to request the removal of an Independent Director, then the Trustee agrees to vote all of the Shares so as to remove such director. If at any time, any of the Investor Director, the Parent Director or the TW UK Director ceases to serve on the Board of Directors of TW UK or UK Parent (whether by reason of death, resignation, removal or otherwise), the party who designated such director shall be entitled to designate a successor director to fill the vacancy created thereby on the terms and subject to the conditions of this Section 6(c) and the Trustee shall vote all of the Shares so as to elect any such director. If at any time an Independent Director ceases to serve on the Board of Directors of TW UK or UK Parent (whether by reason of death, resignation, removal or otherwise), a successor director shall be designated and elected on the terms and subject to the conditions provided in this Section 6(c)."

          [The remainder of this page is intentionally left blank. Signature pages follow.]

                    AMENDMENT NO. 1 TO VOTING TRUST AGREEMENT
                             COMPANY SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Voting Trust Agreement as a deed as of the date first above written.


                                     COMPANIES:



                                     Signed as a deed for and on behalf of
                                     TRANSWORLD HEALTHCARE (UK) LIMITED


                                     By:/s/ Tim Aitken
                                        ------------------------------
                                        Name:
                                        Title:



                                     By:/s/ Charles Murphy
                                        ------------------------------
                                        Name:  Charles Murphy
                                        Title:  Secretary

                    AMENDMENT NO. 1 TO VOTING TRUST AGREEMENT
                            UK PARENT SIGNATURE PAGE

         IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Voting Trust Agreement as a deed as of the date first above written.

                                Signed as a deed for and on
                                behalf of ALLIED HEALTHCARE
                                GROUP LIMITED (formerly:
                                TRANSWORLD HOLDINGS (UK)
                                LIMITED) acting by its duly
                                authorized attorney:


                                By:/s/ Scott A. Shay
                                   ----------------------------------------
                                   Name:  Scott A. Shay
                                   Title:  Member of the Board of Directors



                                By:/s/ Charles Murphy
                                   ----------------------------------------
                                   Name:  Charles Murphy
                                   Title:  Company Secretary

                    AMENDMENT NO. 1 TO VOTING TRUST AGREEMENT
                             TRUSTEE SIGNATURE PAGE


         IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Voting Trust Agreement as a deed as of the date first above written.


                                      RICHARD GREEN



                                      /s/ Richard Green
                                      ----------------------------------------
                                      Name:



                                      Address:  Selhurst Park, Halnaker
                                                Nr. Chichester
                                                Sussex PO18 0LZ
                                                UK

                                      Telephone:
                                                ------------------------------



                                      In the presence of:

                                      Name:/s/ J.S. Roslyn
                                           -----------------------------------

                                      Address:  68 Elms Drive, Lancing
                                                W. Sussex, BN1S 9LR
                                                UK

                                      Occupation:  Secretary

                    AMENDMENT NO. 1 TO VOTING TRUST AGREEMENT
                             TRIUMPH SIGNATURE PAGE


         IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Voting Trust Agreement as a deed as of the date first above written.

                                 Signed as a deed for and on behalf of

                                 TRIUMPH PARTNERS III, L.P.

                                 By: Triumph III Advisors, L.P.,
                                          its general partner

                                 By: Triumph III Advisors, Inc.,
                                          its general partner

                                 By:/s/ Frederick S. Moseley IV
                                    ---------------------------
                                    Name:
                                    Title:


                                 By:/s/ Frederick S. Moseley IV
                                    ---------------------------
                                    Name:
                                    Title:

                                 Address:   Triumph Capital Group, Inc.
                                            28 State Street, 37th Floor
                                            Boston, MA 02109
                                            Attn: Frederick S. Moseley, IV
                                 Telephone: (617) 557-6000

                    AMENDMENT NO. 1 TO VOTING TRUST AGREEMENT
                            US PARENT SIGNATURE PAGE


         IN WITNESS WHEREOF, the parties have executed this Amendment No. 1 to Voting Trust Agreement as of the date first above written.

                                      Signed as a DEED by

                                      ALLIED HEALTHCARE INTERNATIONAL INC.
                                      (formerly: TRANSWORLD HEALTHCARE, INC.)

                                      acting by its duly authorized attorney:




                                      By:/s/ John B. Wynne
                                         -----------------
                                         Name:
                                         Title: